Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION
---------------------------------------------------------
Corporate Headquarters                                                    [Logo]
One Campus Martius o Detroit, MICHIGAN 48226
313-227-7300

For Immediate Release
July 21, 2005

                     Compuware Earns Six Cents Per Share in
                         Fiscal Year 2006 First Quarter

        Software License Fees Increase Nearly 26 Percent Year-over-year;
  Total Distributed Products Revenue Increases Nearly 19 Percent Year-over-year

DETROIT--July 21, 2005--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its first quarter, which ended June 30, 2005.

"Compuware delivered a good first quarter, featuring year-over-year increases in software license fees, maintenance fees and total revenues," said Compuware Chairman and CEO Peter Karmanos, Jr. "Further strengthening these results, Compuware's Q1 numbers contain absolutely no dollars from the IBM settlement. For the remainder of the fiscal year, Compuware's executive leadership will focus on continuing to improve the company's growth rate and, through that growth, increasing Compuware's operating margin."

First Quarter Fiscal 2006 Results

Compuware reports first quarter revenues of $297.3 million, compared to $287.1 million in the first quarter of the previous fiscal year. Net income was $24.6 million compared to $644,000 in the same quarter of fiscal 2005. Earnings per share (diluted computation) were six cents compared to break-even, based upon
389.9 million and 388.4 million shares outstanding, respectively.

During the company's first quarter, software license fees were $68 million, up
25.7 percent from $54.1 million in the same quarter of the previous year. Maintenance fees were $107.4 million, an increase of 3.7 percent from $103.5 million in the first quarter of fiscal 2005. Revenue from professional services was $121.9 million, compared to $129.4 million in the same quarter last year.

First Quarter Fiscal Year 2006 Highlights

During the first quarter, Compuware:

o Acquired Adlex, Incorporated, which pioneered Service Delivery Management technology that enables Internet Service Providers and enterprise customers to diagnose and manage the quality of service that business-critical applications deliver to end-users. This technology complements the Compuware Vantage product line by providing extremely high-capacity, agentless end-user experience monitoring and deep insight into application performance.

                                     -MORE-

Page 2
Compuware Earns Six Cents Per Share in Fiscal Year 2006 First Quarter July 21, 2005

o Launched Compuware Changepoint 10, the latest version of the company's integrated IT Governance and Management solution. Changepoint 10 provides visibility across applications, infrastructure and project portfolios, enabling CIOs to more effectively manage the entire business of IT by aligning resource and investment decisions with business priorities.

o Announced that the Gartner IT Project Portfolio Management (PPM) Magic Quadrant, published June 22, 2005, positions Compuware in the "Leaders" quadrant in the IT PPM Magic Quadrant. According to Gartner, Leaders are performing well today, have a clear vision of market direction and are actively building competencies to sustain their leadership position in the market.

o Announced that its services partnership with SAP America continued to succeed in lowering total cost of ownership and improving application reliability and performance associated with SAP solution implementations. Compuware's unique, automated offerings for SAP(R) solutions enable businesses to maximize the value of their SAP solutions, especially in regard to upgrade implementations, to service pack maintenance and to delivering high quality, end-user experiences.

o Introduced Covisint Gateway, a new communications and message management solution that helps businesses consolidate all behind-the-firewall enterprise data messaging, including EDI. Covisint Gateway enables a single external connection that securely funnels information from multiple points within an enterprise to the outside world.

o Announced the renewal of its agreement with Ford Motor Company for the Covisint Communicate portal service. Ford has used Covisint Communicate since 2001 to provide the Ford Supplier Portal, which improves the sharing of information and collaborative business processes with Ford suppliers globally.

o Announced that global automotive supplier Metaldyne Corporation has purchased Covisint Communicate portal services and Covisint Connect hosted integration services. Covisint will help Metaldyne improve the sharing of information and collaborative business processes with suppliers.

o Announced a business partnership with eWorld Enterprise Solutions, a provider of enterprise management consulting and IT services. The partnership combines Compuware's powerful OptimalJ enterprise development environment with eWorld's expertise in enterprise Java architecture and development to help development teams migrate from legacy systems to the J2EE platform.

o Released Compuware OptimalJ 4.0, unveiling new process-modeling functionality and announcing support for the Eclipse open source development platform. The enhancements to OptimalJ 4.0, including a new process model, make it possible for IT organizations to more quickly and productively deliver higher quality enterprise Java applications to the business.

o Introduced a joint solution offering with IntelliNet, an enterprise network management service consultancy. Through this solution offering, IntelliNet will deliver enterprise application performance services utilizing Compuware Vantage technology, which helps IT organizations and service providers manage and improve application performance to meet business requirements.

Page 3
Compuware Earns Six Cents Per Share in Fiscal Year 2006 First Quarter July 21, 2005

o Formally launched its 360 Solutions Partner Program and announced its partner award winners, presenting the awards to leading partners who sell and use Compuware solutions. Compuware made these announcements at the company's downtown Detroit headquarters during its inaugural Compuware Partner Summit, which attracted nearly 200 Compuware partners from around the world.

o Revealed the results of a survey conducted by Forrester Consulting showing that 85 percent of IT executives agree that software quality is critical. However, less than half surveyed claimed to have a formal plan for improving application quality, and most agree that implementing a standard or methodology has a great impact in improving quality. The Compuware Application Reliability Solution (CARS)--combining Compuware's own quality assurance tools and highly skilled professionals with a flexible, proven, risk-based testing methodology--addresses these critical quality issues through a flexible approach to implementing standard processes and practices across the entire IT organization.

o Held a worldwide application quality roundtable series focused on the application quality challenges IT organizations face today. The roundtable series introduced Compuware's Application Quality Maturity Model, which has four phases: Quality Control, Quality Assurance, Quality Management and Quality GovernanceTM.

o Announced enhancements to Compuware Uniface. These enhancements will enable IT organizations to rapidly deploy enterprise applications on HP Integrity servers, based on the Intel(R) Itanium(R) 2 processor, running the OpenVMS operating system. This solution enables organizations to deploy their mission-critical applications on the latest HP hardware with zero source code changes.

o Showcased and demonstrated the integration of its quality solutions--DevPartner and QACenter--with Microsoft Visual Studio 2005 and Microsoft Visual Studio 2005 Team System at Microsoft Techo Ed.

o Announced that Compuware DevPartner Studio Professional Edition and Compuware DevPartner SecurityChecker were each awarded a Visual Studio Magazine Readers Choice Award during Fawcette Technical Publication's VSLive! 2005 Las Vegas Conference.

o Was named to the annual SD Times 100 list, published by BZ Media's SD Times, for the third consecutive year. Compuware was recognized in the "Test and Performance" and "Tools & Environments" categories. The SD Times 100 recognizes the leaders and innovators of the software development industry. Organizations were chosen based on their reputation within the industry and among professional developers and testers.

Compuware Corporation

Compuware Corporation (NASDAQ: CPWR) maximizes the value IT brings to the business by helping CIOs more effectively manage the business of IT. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity throughout the IT organization. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com.

                                      ###

Page 4
Compuware Earns Six Cents Per Share in Fiscal Year 2006 First Quarter July 21, 2005

Conference Call Information

Compuware will host a conference call today to discuss these results at 5:00 p.m. Eastern Time (21:00 GMT). Interested parties calling from the United States should call 800-230-1092. For international access, the conference call number is +1-612-332-0720. The password for the conference call is Compuware. A conference call replay will also be available. For more information, visit the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Vice President, Corporate Communications and Investor Relations, 313-227-7345

Certain statements in this press release and announcement may constitute forward-looking statements. These forward-looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                             AS OF JUNE 30,
                                                        ------------------------
                        ASSETS
                                                            2005         2004
                                                        -----------   ----------
 CURRENT ASSETS:
   Cash and cash equivalents                            $  517,283    $  373,678
   Investments                                             297,808       159,886
   Accounts receivable, net                                410,350       407,276
   Deferred tax asset, net                                  30,905        28,127
   Income taxes refundable, net                             36,278        49,756
   Prepaid expenses and other current assets                27,181        25,040
   Building - held for sale                                 19,702
                                                        ----------    ----------
           Total current assets                          1,339,507     1,043,763
                                                        ----------    ----------
 INVESTMENTS                                                48,761       161,489
                                                        ----------    ----------
 PROPERTY AND EQUIPMENT, LESS ACCUMULATED
   DEPRECIATION AND AMORTIZATION                           409,368       447,237
                                                        ----------    ----------
 CAPITALIZED SOFTWARE, LESS ACCUMULATED
   AMORTIZATION                                             58,313        50,598
                                                        ----------    ----------

 OTHER:
   Accounts receivable                                     235,856       195,207
   Deferred tax asset, net                                                26,693
   Goodwill                                                319,445       289,062
   Other                                                    35,688        37,397
                                                        ----------    ----------
           Total other assets                              590,989       548,359
                                                        ----------    ----------
 TOTAL ASSETS                                           $2,446,938    $2,251,446
                                                        ==========    ==========

             LIABILITIES AND SHAREHOLDERS' EQUITY

 CURRENT LIABILITIES:
   Accounts payable                                     $   22,094    $   35,436
   Accrued expenses                                        140,594       162,346
   Deferred revenue                                        397,940       328,363
                                                        ----------    ----------
           Total current liabilities                       560,628       526,145

 DEFERRED REVENUE                                          332,591       287,143

 ACCRUED EXPENSES                                           17,304        19,283

 DEFERRED TAX LIABILITY, NET                                 2,129
                                                        ----------    ----------
           Total liabilities                               912,652       832,571
                                                        ----------    ----------
 SHAREHOLDERS' EQUITY:
   Common stock                                              3,877         3,862
   Additional paid-in capital                              748,264       729,990
   Retained earnings                                       774,434       681,759
   Foreign currency translation adjustment                   7,711         3,264
                                                        ----------    ----------
           Total shareholders' equity                    1,534,286     1,418,875
                                                        ----------    ----------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $2,446,938    $2,251,446
                                                        ==========    ==========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)


                                                               QUARTER ENDED
                                                                  JUNE 30,
                                                            -------------------

                                                              2005       2004
                                                            --------   --------
REVENUES:
  Software license fees                                     $ 68,022   $ 54,103
  Maintenance fees                                           107,374    103,501
  Professional services fees                                 121,932    129,449
                                                            --------   --------
       Total revenues                                        297,328    287,053
                                                            --------   --------
OPERATING EXPENSES:
  Cost of software license fees                                5,687      7,809
  Cost of professional services                              106,245    118,850
  Technology development and support                          35,653     40,891
  Sales and marketing                                         72,037     70,733
  Administrative and general                                  48,229     51,691
                                                            --------   --------
       Total operating expenses                              267,851    289,974
                                                            --------   --------
INCOME (LOSS) FROM OPERATIONS                                 29,477     (2,921)

OTHER INCOME                                                   6,733      3,816
                                                            --------   --------
INCOME BEFORE INCOME TAXES                                    36,210        895

INCOME TAX PROVISION                                          11,587        251
                                                            --------   --------
NET INCOME                                                  $ 24,623   $    644
                                                            ========   ========
DILUTED EPS COMPUTATION
Numerator:  Net income                                      $ 24,623   $    644
                                                            --------   --------
Denominator:
  Weighted-average common shares outstanding                 388,243    385,584
  Dilutive effect of stock options                             1,680      2,842
                                                            --------   --------
  Total shares                                               389,923    388,426
                                                            --------   --------
Diluted EPS                                                 $   0.06   $   0.00
                                                            ========   ========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                       COMPUWARE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (In Thousands)

                                                                                        THREE MONTHS ENDED
                                                                                             JUNE 30,
                                                                                      ----------------------
                                                                                        2005          2004
                                                                                      --------     ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income                                                                          $ 24,623     $     644
  Adjustments to reconcile net income to cash provided
      by operations:
      Depreciation and amortization                                                     12,842        15,199
      Tax benefit from exercise of stock options                                           508           227
       Issuance of common stock to ESOP                                                                4,872
      Acquisition tax benefits                                                           1,751         1,802
      Deferred income taxes                                                              7,280         6,001
      Other                                                                              4,469           545
      Net change in assets and liabilities, net of effects from acquisitions:
        Accounts receivable                                                             38,350        45,971
        Prepaid expenses and other current assets                                       (2,705)       (3,685)
        Other assets                                                                      (680)          497
        Accounts payable and accrued expenses                                          (40,784)      (40,569)
        Deferred revenue                                                                 6,461        14,253
        Income taxes                                                                    (3,482)      (15,785)
                                                                                      --------     ---------
             Net cash provided by operating activities                                  48,633        29,972
                                                                                      --------     ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Purchase of:
      Businesses, net of cash acquired                                                 (30,917)      (96,993)
      Property and equipment                                                            (3,120)       (3,952)
      Capitalized software                                                              (5,324)       (3,013)
  Investments:
      Proceeds                                                                         100,904        71,306
      Purchases                                                                        (79,077)      (81,147)
                                                                                      --------     ---------
             Net cash used in investing activities                                     (17,534)     (113,799)
                                                                                      --------     ---------
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
  Net proceeds from exercise of stock options                                            1,774           892
  Contribution to stock purchase plans                                                   2,405         2,206
  Repurchase of common stock                                                           (10,770)
                                                                                      --------     ---------
             Net cash provided by (used in) financing activities                        (6,591)        3,098
                                                                                      --------     ---------
 EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                (4,912)         (509)
                                                                                      --------     ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    19,596       (81,238)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       497,687       454,916
                                                                                      --------     ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                            $517,283     $ 373,678
                                                                                      ========     =========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                QUARTER ENDED
                                           -----------------------                 QUARTER ENDED
                                            JUNE 30,       JUNE 30,     YR - YR       MARCH 31,    QTR - QTR
                                              2005           2004      % Change        2005        % Change
                                           ----------     ----------   --------    -------------   ---------
License Fees:
  Distributed Product License Fees
   DevPartner                              $    2,812     $    4,270    (34.1%)     $    3,924      (28.3%)
   QACenter and File-AID Client/Server          5,033          5,864    (14.2%)          6,530      (22.9%)
   UNIFACE and Optimal                          4,484          3,344     34.1%           5,694      (21.3%)
   Vantage                                      9,803          8,689     12.8%          14,850      (34.0%)
   IT Governance                                3,684          1,973     86.7%           2,761       33.4%
                                           ----------     ----------                ----------
  Total Distributed Product License Fees       25,816         24,140      6.9%          33,759      (23.5%)
  Mainframe Product License Fees               42,206         29,963     40.9%          52,669      (19.9%)
                                           ----------     ----------                ----------
Total License Fees                             68,022         54,103     25.7%          86,428      (21.3%)
Maintenance Fees                              107,374        103,501      3.7%         108,380       (0.9%)
                                           ----------     ----------                ----------
Total Products Revenue                     $  175,396     $  157,604     11.3%      $  194,808      (10.0%)
                                           ==========     ==========                ==========

Total Mainframe Products Revenue           $  123,376     $  113,736      8.5%      $  135,028       (8.6%)
Total Distributed Products Revenue         $   52,020     $   43,868     18.6%      $   59,780      (13.0%)

Total Products Revenue by Geography
  North America                            $   94,866     $   88,915      6.7%      $  100,881       (6.0%)
  International                            $   80,530     $   68,689     17.2%      $   93,927      (14.3%)

Product Releases
  Mainframe                                         4              3     33.3%               4        0.0%
  Distributed                                       4              7    (42.9%)             15      (73.3%)
Total Costs of Software Products           $  113,377     $  119,433     (5.1%)     $  129,247      (12.3%)

Professional Services
  Professional Services Revenue            $  121,932     $  129,449     (5.8%)     $  123,975       (1.6%)
  Contribution Margin                                                    12.9%             8.2%      13.3%
  Billable Headcount                            3,781          4,125     (8.3%)          3,856       (1.9%)
Total Company Headcount                         7,672          8,610    (10.9%)          7,908       (3.0%)